Semiannual Report

                  MID-CAP
                  VALUE FUND

                  -------------
                  JUNE 30, 2000
                  -------------

[LOGO OF T. ROWE PRICE]

T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Mid-Cap Value Fund

 .    A major growth-stock correction hit the markets in spring, but value stocks still trailed growth stocks.

 .    The fund's 6- and 12-month results reflected the persistent headwind against value investing.

 .    Several holdings posted excellent returns, but they were offset by modest losses in several sectors.

 .    We think it likely that higher-risk growth investing will become less attractive if growth stocks suffer many more steep corrections.




UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The equity markets were volatile in the six months ended June 30, 2000, rising through most of the first quarter, correcting sharply in spring, and finally rebounding through June. After the decline, value stocks in some sectors became more popular as investors developed greater price consciousness. Overall,

however, growth stocks maintained a significant edge over value investments.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/00              6 Months        12 Months
-------------------------------------------------------------
Mid-Cap Value Fund                   2.62%          -0.74%

S&P MidCap Index                     8.97           16.98

Lipper Mid-Cap Value
Funds Average                        4.30            5.49


Reflecting these trends, your fund posted a relatively unexciting 2.62% return for the period. This showing fell behind both the S&P MidCap Index and the Lipper Mid-Cap Value Funds Average that the fund uses as its formal benchmarks. Although we're disappointed with this result, it is worth noting that returns among mid-cap stocks varied tremendously during the period. For example, the Lipper Mid-Cap Value Fund Index, which is composed of the 20 largest funds in the category, had a 1.96% result, while the Russell Midcap Value Index fell 0.69%. In most cases, the differences among benchmarks can be attributed to the persistent performance discrepancy that has favored growth issues over value stocks. However, technology exposure was a factor, too, as some indices were aided by tech holdings.

Growth outpaced value primarily in the first quarter, with last year's highly speculative technology leaders continuing their strong run. Then, the Federal Reserve threw a wet blanket on the rally when it stepped up its anti-inflation efforts. A series of interest rate hikes in February, March, and May dampened enthusiasm for high-priced, high-potential stocks, which corrected severely between late March and early May. The period was relatively positive for value strategies, as investors suddenly became concerned about the valuations of the stocks they owned.

The shift wasn't ideal for value investors, though, because rising interest rates deflated prices on banks and other rate-sensitive industries. In addition, investors clearly still preferred high-growth opportunities. Toward the end of the period, in fact, growth stocks strongly reasserted themselves. Nonetheless, value stocks in a number of industries performed well through the first half, notably in the energy and real estate areas and certain consumer industries. After a period of extreme gains for companies offering more promise than profits, investors' new price consciousness was encouraging.



INVESTMENT REVIEW

The fund enjoyed its best performance among sectors where earnings were better than expected. Several once-beaten-down consumer holdings excelled after posting earnings recoveries, contributing more than a full percentage point to fund results. For example, Reebok rose 94% in the half on the strength of better-than-expected first-quarter earnings.

We picked up ground on our competitors in the financial sector. Our biggest winner here was the mutual fund firm Federated Investors, which rose over 75% in the half. Federated rose in part due to revived merger and acquisition activity among money-management firms. We were also aided by our significant holdings in real estate investment trusts (REITs), which rallied after a long hiatus as an out-of-favor sector. Not only were we overweight in REITs versus our benchmarks, but our particular REIT holdings led their sector.

It is always tough to find technology stocks that meet our value criteria, and we remain underweighted in the area. That can be beneficial when tech stocks decline as they did in spring, but when the sector rallied in the first quarter and again in June, our position hurt relative performance. We had a few winners among tech and tech-related issues, notably PerkinElmer (up 59%) and Littelfuse (up 101%). Unfortunately, these successes were overshadowed by a 55% loss in Parametric Technology. In addition, we stayed away from several high-flying names in the Russell Index because, in the final analysis, they had few of what investors would consider to be traditional value characteristics.

Among our top contributors in the first half were Dynegy, U.S. Foodservice, and Baker Hughes. Dynegy is a player in the U.S. merchant power markets



WE WERE ALSO AIDED BY OUR SIGNIFICANT HOLDINGS IN REAL ESTATE INVESTMENT TRUSTS (REITS), WHICH RALLIED AFTER A LONG HIATUS...

through plant ownership and power trading operations. We received the shares after it acquired our holdings in electric utility Illinova. Investor concerns over a potentially hot summer and regional power shortages drove the shares up 103%, adding almost $0.14 to the fund's net asset value (NAV). U.S. Foodservice, meanwhile, rose over 54% as it agreed to be acquired by the Dutch firm Ahold. Strong appreciation here added almost $0.12 to NAV. Finally, the advance in energy prices helped all of our oil services firms. Baker Hughes was a primary beneficiary, rising 53% and adding over $0.07 to NAV.

Fortunately, only one stock detracted significantly from performance. As noted earlier, Parametric Technology fell in the half, costing as much as $0.13 to NAV. The firm experienced slower-than-expected growth in its traditional mechanical-design business, which, in turn, led to lower expectations for the year. Parametric had been focusing its efforts on its Windchill e-commerce product and took its eye off the ball. We have since exited the position.

Elsewhere in the portfolio, stock declines were widespread but rarely as dramatic. Although we've seen investors become more value conscious in recent months, the market's overall infatuation with growth-stock investing has not abated, leaving many high-quality value stocks to languish. Although the trend is frustrating, we are encouraged that our portfolio is full of superb companies selling very inexpensively -- a fact that should benefit performance when value returns to prominence.



INVESTMENT STRATEGY

Our major new commitments included Affiliated Computer Services, transportation company Tidewater, and National Commerce Bancorporation.

During the quarter we took advantage of the technology sell-off to selectively build our technology weighting. Affiliated Computer Services (ACS) was our largest purchase during the quarter. ACS is a provider of information technology outsourcing services to middle-market companies. Like many technology companies, ACS experienced slower sales growth around the Y2K period. We believe that the trend toward outsourcing technology needs is strong and that ACS will return to its 20% growth rate. We were able to buy this stock for 12 times estimated earnings in 2001, a historically low valuation.

We also purchased Tidewater, which provides transportation services to the oil industry. The company rents out vessels that transport workers to oil rigs. The situation is right for an improvement in the daily rental rates for these boats, and Tidewater is ready to take advantage of the trend. We were able to purchase the stock for about seven times potential earnings.

----------------------
Sector Diversification
--------------------------------------------------------------------------------

                                    [GRAPH]
                        26%                    Consumer Services and
                                               Consumer Cyclicals
                        16%                    Capital Equipment, Process
                                               Industries and Basic Materials
                        15%                    Energy and Utilities
                        15%                    Financial
                        10%                    Consumer Nondurables
                        10%                    Business Services and
                                               Transportation
                         7%                    Technology
                         1%                    Reserves

Based on net assets as of 6/30/00.

National Commerce Bank is our newest major financial holding. The bank is the result of a recently completed merger between Central Carolina Bank and National Commerce Bank. This $3.2 billion market cap financial institution is well capitalized with attractive returns, a conservative credit culture, and very capable management. We found the shares highly attractive at 12.6 times this year's earnings.

The largest sale during the period was U.S. Foodservice, which was acquired by Ahold in early April. We also sold positions in Dynegy and utility DQE to lock in the price appreciation of both stocks. Another electric utility, New England Electric, was sold after completion of an acquisition by National Grid PLC, a U.K.-based electric utility. We also trimmed holdings in oil services firm Smith International following a runup in the shares.



Outlook

At an investor conference we recently attended, a value manager made a very interesting and amusing analogy. He compared life as a value manager with the role of a cast member in the new CBS television show Survivor. Like these TV castaways, value managers remain marooned in a very hostile environment, wherein the market still favors growth investing. Moreover, he noted that every week someone gets voted "off the team." The newspapers this spring were filled with stories of well-known value managers calling it quits and closing up shop. However, we believe that, like in the show, the ultimate reward will come to the survivor.

We expect that your fund will be a survivor of the market shakeout. Expensive momentum investment strategies assume a great deal of risk, and we saw the downside of that approach this past quarter -- at one point, the Russell Midcap Growth index was down 67.41%. We continue to believe that value stocks will regain a performance edge versus the broader indices and that our mid-cap value style will pay handsome rewards.



Respectfully submitted,

/s/ Greg A. McCrickard

Greg A. McCrickard
President and Chairman of the Investment Advisory Committee
Mid-Cap Value Fund

July 21, 2000

5
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/00
--------------------------------------------------------------------------------
Federated Investors                                                      1.9%
Neiman Marcus                                                            1.9
McCormick                                                                1.9
Baker Hughes                                                             1.8
ProLogis Trust                                                           1.8
--------------------------------------------------------------------------------
Analogic                                                                 1.8
PerkinElmer                                                              1.7
Meredith                                                                 1.7
Northern Trust                                                           1.7
PartnerRe                                                                1.5
--------------------------------------------------------------------------------
Chris-Craft                                                              1.5
A.O. Smith                                                               1.5
Murphy Oil                                                               1.5
SPX                                                                      1.4
BJ's Wholesale Club                                                      1.4
--------------------------------------------------------------------------------
Littelfuse                                                               1.4
Amerada Hess                                                             1.4
International Multifoods                                                 1.3
TCF Financial                                                            1.3
Sysco                                                                    1.3
--------------------------------------------------------------------------------
Houghton Mifflin                                                         1.2
NOVA Corporation                                                         1.2
Teco Energy                                                              1.2
L-3 Communications Holdings                                              1.2
Hubbell                                                                  1.1
--------------------------------------------------------------------------------
Total                                                                   37.6%

Note: Table excludes reserves.

6
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/00

Largest Purchases                      Largest Sales
--------------------------------------------------------------------------------
NOVA Corporation *                     U.S. Foodservice **
Affiliated Computer Services *         New England Electric System **
Houghton Mifflin *                     Dynegy
NCR *                                  DQE **
Cabot *                                BJ's Wholesale Club
Tidewater *                            PerkinElmer
Sysco *                                Parametric Technology **
National Commerce Bancorporation *     Domtar
Eaton                                  Smith International
Concord EFS *                          McDermott International **

*   Position added
**  Position eliminated

7
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                                    [GRAPH]

                                 Lipper Mid-Cap Value
              S&P MidCap Index      Funds Average       Mid-Cap Value Fund

6/30/96             10,000              10,000                 10,000
6/30/97             12,333              12,401                 12,938
6/30/98             15,681              14,869                 15,682
6/30/99             18,375              15,397                 16,041
6/30/00             21,495              16,075                 15,922


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since     Inception
Periods Ended 6/30/00             1 Year     3 Years     Inception          Date
--------------------------------------------------------------------------------
Mid-Cap Value Fund                -0.74%       7.16%        12.31%       6/28/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

8
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      6 Months          Year                                   6/28/96
                                         Ended         Ended                                   Through
                                       6/30/00      12/31/99      12/31/98      12/31/97      12/31/96

NET ASSET VALUE
Beginning of period                 $    13.37    $    13.66    $    14.47    $    11.56     $   10.00
                                    -------------------------------------------------------------------
Investment activities
 Net investment income (loss)             0.09          0.23          0.19          0.08*         0.10*
 Net realized and
 unrealized gain (loss)                   0.26          0.22         (0.05)         3.05          1.53

 Total from
 investment activities                    0.35          0.45          0.14          3.13          1.63

Distributions
 Net investment income                       -         (0.23)        (0.19)        (0.08)        (0.07)
 Net realized gain                           -         (0.51)        (0.76)        (0.14)            -

 Total distributions                         -         (0.74)        (0.95)        (0.22)        (0.07)

NET ASSET VALUE
End of period                       $    13.72    $    13.37    $    13.66    $    14.47     $   11.56
                                    ------------------------------------------------------------------


Ratios/Supplemental Data
Total return.                             2.62%         3.52%         1.39%         27.1%*        16.3%*
Ratio of total expenses to
average net assets                        1.02%+        1.04%         1.08%         1.25%*        1.25%*+
Ratio of net investment
income (loss) to average
net assets                                1.28%+        1.60%         1.24%         1.18%*        2.10%*+
Portfolio turnover rate                   31.7%+        26.8%         32.0%         16.0%          3.9%+
Net assets, end of period
(in thousands)                        $212,727      $211,730      $221,338      $217,991       $49,189

 . Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.
+ Annualized

The accompanying notes are an integral part of these financial statements.

9
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000

-----------------------
STATEMENT OF NET ASSETS                        Shares/Par                Value
--------------------------------------------------------------------------------
                                                                  In thousands

COMMON STOCKS 97.8%

FINANCIAL 15.2%

Bank and Trust 9.0%
Bank United                                        59,000         $      2,085
Banknorth Group *                                  78,000                1,189
First Security                                     96,750                1,315
First Tennessee National                           58,500                  969
Mercantile Bankshares                              79,000                2,358
National Commerce Bancorporation                   90,000                1,448
North Fork Bancorporation                         107,500                1,626
Northern Trust                                     54,500                3,544
TCF Financial                                     107,000                2,749
Wilmington Trust                                   45,000                1,924
                                                                  ------------
                                                                        19,207
                                                                  ------------
Insurance 3.5%
ACE Limited                                        50,000                1,400
PartnerRe                                          93,000                3,296
PMI Group                                          38,000                1,805
W. R. Berkley                                      54,000                1,011
                                                                  ------------
                                                                         7,512
                                                                  ------------
Financial Services 2.7%
Delta Financial *                                 120,000                  195
Federated Investors (Class B)                     117,500                4,120
Leucadia National                                  61,000                1,391
                                                                  ------------
                                                                         5,706
                                                                  ------------
Total Financial                                                         32,425
                                                                  ------------

UTILITIES 6.3%

Water Utilities 1.4%
Azurix *                                           94,500                  661
United Water Resources                             63,000                2,197
                                                                  ------------
                                                                         2,858
                                                                  ------------
Telephone 1.5%
Broadwing                                          64,000                1,660
Centurytel                                         56,000                1,610
                                                                  ------------
                                                                         3,270
                                                                  ------------

10
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--------------------------------------------------------------------------------


                                               Shares/Par                Value
--------------------------------------------------------------------------------
                                                                  In thousands

Electric Utilities 3.4%
FirstEnergy                                        55,500         $      1,297
GPU                                                45,000                1,218
Pinnacle West Capital                              66,500                2,253
Teco Energy                                       125,500                2,518
                                                                  ------------
                                                                         7,286
                                                                  ------------
Total Utilities                                                         13,414
                                                                  ------------

CONSUMER NONDURABLES 10.4%

Food Processing 3.2%
International Multifoods                          161,000                2,787
McCormick                                         122,000                3,965
                                                                  ------------
                                                                         6,752
                                                                  ------------
Hospital Supplies/Hospital Management 0.5%
Lincare *                                          45,000                1,107
                                                                  ------------
                                                                         1,107
                                                                  ------------
Health Care Services 0.9%
UnitedHealth Group                                 20,000                1,715
Wellpoint Health Networks *                         4,000                  290
                                                                  ------------
                                                                         2,005
                                                                  ------------
Miscellaneous Consumer Products 5.8%
Blyth                                              80,500                2,375
Hasbro                                             56,500                  851
Reebok *                                           68,500                1,092
Stanley Works                                      85,000                2,019
Sysco                                              65,000                2,738
Tomkins (GBP)                                     265,100                  860
Unifi *                                           135,000                1,671
WestPoint Stevens                                  60,000                  667
                                                                  ------------
                                                                        12,273
                                                                  ------------
Total Consumer Nondurables                                              22,137
                                                                  ------------

CONSUMER SERVICES 11.4%

General Merchandisers 3.3%
BJ's Wholesale Club *                              90,000                2,970
Neiman Marcus Group *                             135,000                4,075
                                                                  ------------
                                                                         7,045
                                                                  ------------

11
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------


                                               Shares/Par                Value
--------------------------------------------------------------------------------
                                                                  In thousands

Specialty Merchandisers 1.9%
CVS                                                13,208         $        528
Intimate Brands                                    60,000                1,185
Nordstrom                                          95,000                2,292
                                                                  ------------
                                                                         4,005
                                                                  ------------
Entertainment and Leisure 1.2%
Houghton Mifflin                                   55,000                2,568
                                                                  ------------
                                                                         2,568
                                                                  ------------
Media and Communications 5.0%
Chris-Craft                                        49,440                3,266
Knight-Ridder                                      40,000                2,128
Meredith                                          107,500                3,628
Valassis Communications *                          45,000                1,716
                                                                  ------------
                                                                        10,738
                                                                  ------------
Total Consumer Services                                                 24,356
                                                                  ------------

CONSUMER CYCLICALS 13.6%

Automobiles and Related 5.4%
A.O. Smith (Class B)                              152,500                3,193
Eaton                                              34,000                2,278
Littelfuse *                                       60,000                2,966
SPX *                                              25,000                3,024
                                                                  ------------
                                                                        11,461
                                                                  ------------
Building & Real Estate 6.5%
Archstone Communities Trust, REIT                  88,500                1,864
Arden Realty, REIT                                 77,500                1,821
ProLogis Trust, REIT                              167,500                3,570
Reckson Associates Realty, REIT                    92,000                2,185
Rouse                                              90,500                2,240
Southdown                                          20,000                1,155
Starwood Hotels & Resorts Worldwide, REIT          13,500                  439
Texas Industries                                   18,000                  520
                                                                  ------------
                                                                        13,794
                                                                  ------------
Miscellaneous Consumer Durables 1.7%
B.F. Goodrich                                      10,640                  362
Black & Decker                                     49,000                1,926
Masco                                              73,000                1,319
                                                                         3,607
                                                                  ------------
Total Consumer Cyclicals                                                28,862
                                                                  ------------

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--------------------------------------------------------------------------------


                                               Shares/Par                Value
--------------------------------------------------------------------------------
                                                                  In thousands

TECHNOLOGY 6.5%

Electronic Components 1.8%
Analogic                                           95,000         $      3,767
                                                                         3,767
                                                                  ------------
Electronic Systems 1.7%
PerkinElmer                                        55,000                3,637
                                                                         3,637
                                                                  ------------
Aerospace & Defense 3.0%
Allegheny Technologies                             80,000                1,440
Harsco                                             90,000                2,295
L-3 Communications *                               43,000                2,454
Lockheed Martin                                    10,000                  248
                                                                         6,437
                                                                  ------------
Total Technology                                                        13,841
                                                                  ------------


CAPITAL EQUIPMENT 3.5%

Electrical Equipment 1.6%
Hubbell (Class A)                                   9,000                  233
Hubbell (Class B)                                  84,000                2,142
SLI                                                75,000                  909
                                                                         3,284
                                                                  ------------
Machinery 1.9%
Danaher                                            24,000                1,187
Parker Hannifin                                    28,500                  976
Teleflex                                           52,000                1,927
                                                                         4,090
                                                                  ------------
Total Capital Equipment                                                  7,374
                                                                  ------------


BUSINESS SERVICES AND
TRANSPORTATION 9.5%

Computer Service and Software 2.8%
Affiliated Computer Services (Class A) *           70,000                2,314
NCR *                                              55,000                2,142
Reynolds & Reynolds (Class A)                      85,000                1,551
                                                                         6,007
                                                                  ------------
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--------------------------------------------------------------------------------


                                               Shares/Par                Value
--------------------------------------------------------------------------------
                                                                  In thousands

Transportation Services 1.6%
CNF Transportation                                 50,000         $      1,138
Tidewater                                          60,000                2,160
                                                                         3,298
                                                                  ------------
Miscellaneous Business Services 5.1%
Concord EFS *                                      84,700                2,202
Equifax                                            37,000                  971
Galileo International                              69,500                1,451
H&R Block                                          18,500                  599
Manpower                                           37,000                1,184
NOVA Corporation *                                 91,500                2,556
ServiceMaster                                     173,000                1,968
                                                                        10,931
                                                                  ------------
Total Business Services and Transportation                              20,236
                                                                  ------------


ENERGY 9.0%

Energy Services 3.7%
Baker Hughes                                      121,000                3,872
BJ Services *                                      37,500                2,344
Grant Prideco *                                     7,000                  175
Smith International *                              17,500                1,274
Weatherford International *                         7,000                  279
                                                                         7,944
                                                                  ------------
Exploration and Production 1.5%
Devon Energy                                       20,000                1,124
Union Pacific Resources                            93,500                2,057
                                                                         3,181
                                                                  ------------
Integrated Petroleum - Domestic 2.8%
Amerada Hess                                       47,000                2,902
Murphy Oil                                         52,000                3,091
                                                                         5,993
                                                                  ------------
Gas & Gas Transmission 1.0%
Dynegy (Class A)                                   30,000                2,049
                                                                         2,049
                                                                  ------------
Total Energy                                                            19,167
                                                                  ------------
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--------------------------------------------------------------------------------


                                               Shares/Par                Value
--------------------------------------------------------------------------------
                                                                  In thousands

PROCESS INDUSTRIES 8.1%

Diversified Chemicals 2.1%
Arch Chemicals                                    101,000         $      2,209
Cabot                                              85,000                2,316
                                                                         4,525
                                                                  ------------
Specialty Chemicals 0.6%
Great Lakes Chemical                               42,000                1,323
                                                                         1,323
                                                                  ------------
Paper and Paper Products 2.7%
Consolidated Papers                                45,500                1,664
Packaging Corp. of America *                       94,500                  957
Sonoco Products                                   112,000                2,303
Wausau-Mosinee Paper                               84,000                  719
                                                                         5,643
                                                                  ------------
Forest Products 1.7%
Domtar                                             58,500                  545
Plum Creek Timber                                  38,000                  988
Potlatch                                           46,000                1,524
Rayonier                                           13,500                  484
                                                                         3,541
                                                                  ------------
Building & Construction 1.0%
Martin Marietta Materials                          52,000                2,103
                                                                         2,103
                                                                  ------------
Total Process Industries                                                17,135
                                                                  ------------


BASIC MATERIALS 4.3%

Metals 4.3%
Alcoa                                              25,440                  738
Inco *                                            121,000                1,860
Newmont Mining                                    101,500                2,195
Nucor                                              51,500                1,709
Phelps Dodge                                       41,500                1,543
Ryerson Tull                                      100,000                1,038
Total Basic Materials                                                    9,083
                                                                 -------------

Total Common Stocks (Cost $206,515)                                    208,030
                                                                 -------------
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--------------------------------------------------------------------------------




                                                                  Shares/Par              Value
--------------------------------------------------------------------------------------------------
                                                                                   In thousands

CONVERTIBLE PREFERRED STOCKS 0.1%
ProLogis Trust (Series B), REIT, 7.00%                                10,500         $      286

Total Convertible Preferred Stocks (Cost $245)                                              286
                                                                                     ----------


CONVERTIBLE BONDS 0.8%

Liberty Property Trust, Sub. Deb., 9.00%, 7/1/01                  $  200,000                260
Security Capital U.S. Realty, REIT, (144a), 2.00%, 5/22/03         2,000,000              1,570

Total Convertible Bonds (Cost $1,956)                                                     1,830
                                                                                    -----------


SHORT-TERM INVESTMENTS 1.3%

Money Market Funds 1.3%
Reserve Investment Fund, 6.68% #                                   2,686,958              2,687

Total Short-Term Investments (Cost $2,687)                                                2,687
                                                                                   ------------

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--------------------------------------------------------------------------------

                                                                         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Total Investments in Securities
100.0% of Net Assets (Cost $211,403)                                 $ 212,833

Other Assets Less Liabilities                                             (106)
                                                                     ---------


NET ASSETS                                                           $ 212,727
                                                                     =========

Net Assets Consist of:
Accumulated net investment income - net of distributions             $   1,381
Accumulated net realized gain/loss - net of distributions                9,377
Net unrealized gain (loss)                                               1,431
Paid-in-capital applicable 15,502,924 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized       200,538
                                                                     ---------


NET ASSETS                                                           $ 212,727
                                                                     =========

NET ASSET VALUE PER SHARE                                            $   13.72
                                                                     =========


    #  Seven-day yield
    *  Non-income producing
 REIT  Real Estate Investment Trust
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 0.7% of net assets.
  GBP  British sterling

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/00

Investment Income (Loss)
Income
 Dividend                                                          $     2,127
 Interest                                                                  246
                                                                   -----------
 Total income                                                            2,373
                                                                   -----------
Expenses
 Investment management                                                     688
 Shareholder servicing                                                     277
 Custody and accounting                                                     48
 Prospectus and shareholder reports                                         15
 Registration                                                               10
 Legal and audit                                                             7
 Directors                                                                   4
 Miscellaneous                                                               2
                                                                   -----------
 Total expenses                                                          1,051
 Expenses paid indirectly                                                   (1)
                                                                   -----------
 Net expenses                                                            1,050
                                                                   -----------
Net investment income (loss)                                             1,323
                                                                   -----------

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                   3,973
Change in net unrealized gain or loss on securities                         34
                                                                   -----------
Net realized and unrealized gain (loss)                                  4,007
                                                                   -----------


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $     5,330
                                                                   ===========

The accompanying notes are an integral part of these financial statements.

18
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                         6 Months          Year
                                                            Ended         Ended
                                                          6/30/00      12/31/99

  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                         $   1,323     $   3,411
   Net realized gain (loss)                                 3,973        11,915
   Change in net unrealized gain or loss                       34        (8,735)
                                                        -----------------------
   Increase (decrease) in net assets from operations        5,330         6,591
                                                        -----------------------

  Distributions to shareholders
   Net investment income                                        -        (3,463)
   Net realized gain                                            -        (7,679)
                                                        -----------------------
   Decrease in net assets from distributions                    -       (11,142)
                                                        -----------------------

  Capital share transactions *
   Shares sold                                             23,649        35,316
   Distributions reinvested                                     -        10,928
   Shares redeemed                                        (27,982)      (51,301)
                                                        -----------------------
   Increase (decrease) in net assets from capital
   share transactions                                      (4,333)       (5,057)
                                                        -----------------------

  Net Assets
  Increase (decrease) during period                           997        (9,608)
  Beginning of period                                     211,730       221,338
                                                        -----------------------

  End of period                                         $ 212,727     $ 211,730
                                                        =======================

*Share information
   Shares sold                                              1,798         2,570
   Distributions reinvested                                     -           852
   Shares redeemed                                         (2,136)       (3,783)
                                                        -----------------------
   Increase (decrease) in shares outstanding                 (338)         (361)

The accompanying notes are an integral part of these financial statements.

19
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T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996. The fund seeks long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.



NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $36,257,000 and $32,164,000, respectively, for the six months ended June 30, 2000.



NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $211,403,000. Net unrealized gain aggregated $1,431,000 at period-end, of which $34,398,000 related to appreciated investments and $32,967,000 to depreciated investments.



NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $119,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35%

T. ROWE PRICE MID-CAP VALUE FUND
--------------------------------------------------------------------------------

of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $143,000 for the six months ended June 30, 2000, of which $29,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 52.5% of the outstanding shares of the fund at June 30, 2000. For the six months then ended, the fund was allocated $138,000 of Spectrum expenses, $30,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $179,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

Knowledgeable Service Representatives

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS+

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


ADVISORY SERVICES, RETIREMENT RESOURCES

T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY SERVICES
--------------------------------------------------------------------------------

T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
--------------------------------------------------------------------------------

Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
  Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Insights Reports
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages
T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

T. Rowe Price Immediate Variable Annuity (Income Account)

Investment Kits
We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.


Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.         F15-051  6/30/00